UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

223 N. Mathilda Avenue

Sunnyvale, California 94086

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2024, 23andMe Holding Co. (the “Company”) received a deficiency letter (the “Nasdaq Letter”) from the Nasdaq Listing Qualifications Department, notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5605. As a result of the director resignations disclosed in the Current Report on Form 8-K filed by the Company on September 18, 2024, the Company is no longer in compliance with the following (collectively, the “Corporate Governance Requirements”):

•

Nasdaq Listing Rule 5605(b), which requires, among other things, that a majority of the Company’s Board of Directors be comprised of Independent Directors (as defined in Nasdaq Listing Rule 5605(a)(2));

•

Nasdaq Listing Rule 5605(c), which requires, among other things, that the Company have an Audit Committee that has at least three members, each of whom must (i) be an Independent Director, (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iv) be able to read and understand fundamental financial statements;

•	Nasdaq Listing Rule 5605(d), which requires, among other things, that the Company have a Compensation Committee that has at least two members, each of whom must be an Independent Director; and

•	Nasdaq Listing Rule 5605(e), which requires, among other things, that the Company have Independent Director oversight of director nominations.

Pursuant to the Nasdaq Letter, the Company has until October 3, 2024 to submit a plan to regain compliance with the Corporate Governance Requirements (the “Plan”) for the Listing Qualifications Department Staff’s (the “Staff”) review. If the Plan is accepted, the Staff may grant an extension of up to 180 calendar days from the date of the Nasdaq Letter to provide evidence of compliance with the Corporate Governance Requirements. If, however, the Staff does not accept the Plan, the Company will have the opportunity to appeal such decision before a Hearings Panel (as defined in Nasdaq Listing Rule 5805).

Neither the Nasdaq Letter nor the Company’s noncompliance with the Corporate Governance Requirements has an immediate effect on the listing or trading of the Company’s Class A common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “ME.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

By:	/s/ Joseph Selsavage
Name:	Joseph Selsavage
Title:	Chief Financial and Accounting Officer

Dated: September 18, 2024